Note 21 - Leases - Lease Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating lease cost	$ 514	$ 536
Variable lease cost	13	13
Sublease income	(44)	(44)
Total lease cost	483	505
Operating cash flows used for operating leases	$ 436	$ 559
Weighted average remaining lease term (in years) (Year)	2 years 2 months 12 days	3 years 2 months 12 days
Weighted average incremental borrowing rate	7.07%	7.07%